Riggs Small Company Stock Fund
(a portfolio of Riggs Funds)
Class R Shares
Class Y Shares


SUPPLEMENT TO COMBINED PROSPECTUSES DATED JUNE 30, 2001
--------------------------------------------------------------------------------

On page 3 of the prospectuses, please replace the "Strategy" section for Riggs Small Company Stock with the following paragraph:

     "The Fund pursues its investment objective by investing at least 65% of its assets in a diversified portfolio of stocks of small-sized U.S. companies which are either listed on the New York or American Stock Exchange or Nasdaq, or trade in the over-the-counter market and which, in the opinion of the Fund's Adviser, have potential to become significant factors in their respective industries in terms of market share. The Fund seeks to invest primarily in companies whose market capitalizations are less than $2.0 billion. In selecting securities, the Adviser uses a similar style of investing described on the previous page with respect to Riggs Stock Fund. The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund."

                                                                  March 29, 2002




Cusip 76656A 807
Cusip 76656A 799

27197 (3/02)
522533